UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2014, Weatherford International public limited company (“we” or the “Company”) issued a news release announcing results for the quarter ended June 30, 2014. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

On July 24, 2014, we will hold a conference call at 8:30 a.m. eastern daylight time (“EDT”), 7:30 a.m. central daylight time (“CDT”), regarding the quarterly results. This scheduled conference call was previously announced on May 8, 2014 and will be made available via real-time webcast. A replay of the call will be available until 5:00 p.m. EDT, August 7, 2014. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 44850591.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 7.01	Regulation FD Disclosure.

On July 23, 2014, we issued a news release announcing results for the quarter ended June 30, 2014. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

99.1	News release dated July 23, 2014, announcing results for the quarter ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: July 23, 2014
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit
99.1	News release dated July 23, 2014, announcing results for the quarter ended June 30, 2014.